                                                                    EXHIBIT 10.9

                   FIRST AMENDMENT TO LETTER LOAN AGREEMENT

        THIS FIRST AMENDMENT TO LETTER LOAN AGREEMENT ("Amendment") is made and entered into as of November 30, 1996, by and between D.A. CONSULTING GROUP,INC., a Texas corporation, formerly known as Documentation Associates, Inc., a Texas corporation (herein called "Borrower"), and SOUTHWEST BANK OF TEXAS, N.A., a national banking association with offices of Houston, Texas (herein called "Lender").

                               R E C I T A L S:
                               - - - - - - - -

        WHEREAS, Documentation Associates, Inc. and Lender entered into a Letter Loan Agreement dated March 18, 1996 (which, as amended, is herein called the "Loan Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein); and

        WHEREAS, Borrower and Lender desire to further amend the Loan Agreement to (i) provide for the issuance of one or more Letters of Credit (hereinafter defined) and (ii) amend certain terms and provisions of the Loan Agreement.

                               A G R E E M E N T:
                               - - - - - - - - -

        NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower and Lender hereby agree to amend the Loan Agreement as hereinafter set forth.

        1. AMENDMENTS TO LOAN AGREEMENT.

        (a) Section 2 of the Loan Agreement is effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended to include the following provisions:

            (i) The letter "(a)" is inserted after the term "Revolving Credit Advances" and before the first full paragraph of Section 2; and

            (ii) "On the terms and subject to the conditions hereinafter set forth, Lender agrees to make Advances to Borrower for the issuance of one or more letters of credit. Each of the letters of credit shall be evidenced by an Application and Agreement for Letter of Credit (the "Application") in a form satisfactory to Lender. Each of these letters of credit and any renewals, extensions and modifications thereof are collectively referred to herein as the "Letter of Credit". Repayment of drafts against the Letter of Credit shall be governed by this Agreement and the Application, and shall be and is secured by the collateral and guaranties provided in this Agreement. Borrower's requests for Advances under the Letter of Credit shall specify the aggregate amount of the Advance an the date of such Advance. Borrower shall furnish to Lender a request for borrowing in a form satisfactory to Lender at least two (2) business days prior to the requested borrowing date. Lender shall make the requested funds or Letter of Credit available to Borrower at Lender's principal banking office in Houston, Texas."

        (b) Section 5 of the Loan Agreement is effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended to include the following provision:

            "(q) Borrower shall pay a letter of credit commission to Lender in respect of each Letter of Credit issued by Lender equal to the lesser of $250 or an amount determined by multiplying (i) one percent (1%) of the face amount of such Letter of Credit by (ii) a fraction, the numerator of which shall be the number of days between the date of such Letter of Credit and the stated expiration date thereof and the denominator of which shall be 360; such commission shall be payable at the time a Letter of Credit is issued and upon any renewal or extension thereof, additionally, Borrower agrees to reimburse Lender for all actual out-of-pocket expenses incurred by Lender, such as advising or confirming bank fees, telex charges and the like and to pay those fees customarily charged by Lender for any amendments to a Letter of Credit."

        (c) Section 6 of the Loan Agreement is effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended to delete (6)(1) and substitute the following provision therefor:

        "(l) Expend or enter into any commitment to expend any amount for the acquisition or lease of tangible, fixed or capital assets, including repairs, replacements and improvements, which are capitalized under proper accounting practice, in which exceeds, in the aggregate, $800,000.00."

        (d) Section 10(b)(i) of the Loan Agreement is deleted and replaced with the following:

                (i) Borrower:  D. A. Consulting Group, Inc.
                               12200 Northwest Freeway, Suite 200
                               Houston, Texas 77092
                               Attention: Alison Smith

        2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, Lender shall have received the following:

        (a) counterparts of this Amendment executed by Borrower;

        (b) Consent of Guarantor from the Guarantor;

        (c) Corporate Certificate and Resolutions form of Borrower; and

        (d) any additional documentation or materials reasonably required by Lender.

        3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants as follows:

        (a) Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower enforceable in accordance with its terms. This Amendment does not violate any provisions of Borrower's Articles of Incorporation, By-Laws, or any contract, agreement, law or regulation to which Borrower is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state.

        (b) The representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

        (c) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

        4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

           (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents, shall mean and be a reference to the Loan Agreement as amended hereby.

           (b) Except as specifically amended above, the Loan Agreement and the Notes and all other instruments securing or guaranteeing Borrower's obligations to Lender (the "Loan Documents") shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Loan Agreement and the Notes, as amended hereby, and under the other Loan Documents.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        5. WAIVER. As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, Borrower and Guarantor warrant and represent to Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Lender or any defense to (i) the payment of any obligations and indebtedness under the Notes and/or the Loan Documents or (ii) the performance of any of their obligations with respect to the Notes and/or the Loan Documents, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower and Guarantor unconditionally and irrevocably waive any and all claims and causes of action against Lender and any defense to their payment and performance obligations in respect to the Notes and the Loan Documents.

        6. COSTS AND EXPENSES. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees of out-of-pocket expenses of counsel for Lender. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees, except such liabilities arising from the gross negligence of Lender.

        7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

        9. FINAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

                                            "BORROWER"

                                            D.A. CONSULTING GROUP, INC.,
                                            formerly known as Documentation
                                            Associates, Inc.

                                            By: /s/ Alison Smith
                                               -------------------------------
                                            Name: Alison Smith
                                                 -----------------------------
                                            Title: Vice President
                                                  ----------------------------

                                    "LENDER"

                                    SOUTHWEST BANK OF TEXAS, N.A.

                                    By: /s/ Brooks H. McGee
                                       --------------------------------------
                                       Brooks H. McGee, Senior Vice President